UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2011

GROEN BROTHERS AVIATION, INC.
(Exact name of registrant as specified in its charter)

Utah	0-18958	87-0489865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2640 West California Avenue
Salt Lake City, Utah 84104
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 973-0177

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  3.03  Material Modifications to Rights of Security Holders

Item 5.03  Amendments to Articles of Incorporation or By Laws; Change in Fiscal Year

Thirteenth Amendment to Fifth Amended and Restated Articles of Incorporation

On November 24, 2008 Groen Brothers Aviation, Inc. (the “Company”) filed the Fifth Amended and Restated Articles of Incorporation (the “Fifth Restated Articles”) with the Utah Division of Corporations and Commercial Code.

On October 11, 2011, the Company filed the Thirteenth Amendment to the Fifth Restated Articles, which extended the expiration date of the Company’s Series A Preferred Stock from October 8, 2011 to October 31, 2011.  The amendment was dated effective as of October 7, 2011.

The foregoing description of the Thirteenth Amendment to the Fifth Amended and Restated Articles of Incorporation is qualified in its entirety by reference to such amendment, which is being filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit
3.1	Thirteenth Amendment to Fifth Amended and Restated Articles of Incorporation of Groen Brothers Aviation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROEN BROTHERS AVIATION, INC.
Date: October 11, 2011
By: /s/ Robin H. H. Wilson
Name: Robin H. H. Wilson
Title: Executive Vice President